UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2018

Quad/Graphics, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry’s Way, Sussex, Wisconsin 53089-3995

(Address of principal executive offices, including zip code)

(414) 566-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

As previously disclosed, on October 30, 2018, Quad/Graphics, Inc. (“Quad/Graphics”), LSC Communications, Inc., (“LSC”) and QLC Merger Sub, Inc., a direct wholly owned subsidiary of Quad/Graphics (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, subject to satisfaction or waiver of the conditions therein, Merger Sub will merge with and into LSC (the “Merger”), with LSC being the surviving company and becoming a wholly owned subsidiary of Quad/Graphics.

Quad/Graphics and LSC filed notification and report forms in connection with the transactions contemplated by the Merger Agreement with the U.S. Department of Justice (the “DOJ”) and the U.S. Federal Trade Commission pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”) on November 13, 2018. On December 13, 2018, Quad/Graphics and LSC each received a request for additional information and documentary material (the “Second Request”) from the DOJ in connection with the DOJ’s review of the transactions contemplated by the Merger Agreement.

Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both Quad/Graphics and LSC have substantially complied with the Second Request or such later time as the parties may agree with the DOJ, unless the waiting period is terminated earlier by the DOJ. Quad/Graphics continues to expect the Merger to be consummated in mid-2019.

Consummation of the Merger remains subject to the approval by Quad/Graphics shareholders of the issuance of shares of Quad/Graphics class A common stock as contemplated by the Merger Agreement, the adoption of the Merger Agreement by LSC stockholders, the expiration of the waiting period under the HSR Act and other required regulatory approvals, and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

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Forward-Looking Statements

This communication contains certain forward-looking statements with respect to the financial condition, results of operations and business of Quad/Graphics and the combined businesses of Quad/Graphics and LSC and certain plans and objectives of Quad/Graphics with respect thereto, including the expected benefits of the proposed merger transaction. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. Forward-looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “continue”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to: (1) the ability to complete the proposed transaction between Quad/Graphics and LSC on the anticipated terms and timetable; (2) the ability to obtain approval by the shareholders of Quad/Graphics and the stockholders of LSC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the proposed transaction contemplated by the merger agreement; (3) the ability to obtain governmental approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entities in connection with consummation of the proposed transaction; (4) the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; (5) disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; (6) risks relating to any unforeseen liabilities of LSC or Quad/Graphics; (7) consumer demand for our products; (8) our ability to manage disruptions in credit markets or changes to our credit rating; (9) the success or timing of completion of ongoing or anticipated capital or maintenance projects; (10) the reliability of processing units and other equipment; (11) business strategies, growth opportunities and expected investment; (12) the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plans, including within the expected timeframe; (13) the effect of restructuring or reorganization of business components; (14) the potential effects of judicial or other proceedings on our businesses, financial condition, results of operations and cash flows; (15) continued or further volatility in and/or degradation of general economic, market, industry or business conditions; (16) the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; (17) the ability to implement integration plans for the proposed transaction, including with respect to sales forces, cost containment, asset realization, systems integration and other key strategies; (18) the risk that the anticipated tax treatment of the proposed transaction is not obtained; (19) unexpected costs, charges or expenses resulting from the proposed transaction (20) the impact of adverse market conditions or other similar risks to those identified herein affecting Quad/Graphics and LSC and (21) the factors set forth under the heading “Risk Factors” in the Quad/Graphics registration statement on Form S-4, which was filed with the Securities and Exchange Commission (the “SEC”) on December 12, 2018, as well in Quad/Graphics’ and LSC’s respective Annual Reports on Form 10-K for the year ended December 31, 2017, filed with SEC, as may be amended or supplemented in subsequently filed Quarterly Reports on Form 10-Q. These forward-looking statements are based on numerous assumptions and assessments made by Quad/Graphics in light of its experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors that it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this communication could cause actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this communication are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this communication. Quad/Graphics does not assume any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

Additional Information and Where to Find It

The proposed transaction involving Quad/Graphics and LSC will be submitted to the holders of class A and class B common stock of Quad/Graphics and to the holders of common stock of LSC for their consideration. In connection with the proposed transaction, on December 12, 2018, Quad/Graphics filed a registration statement on Form S-4 with the SEC that included a preliminary joint proxy statement of Quad/Graphics and LSC and that also constitutes a preliminary prospectus of Quad/Graphics. This registration statement has not yet been declared effective. Quad/Graphics urges investors and shareholders to read the registration statement and preliminary joint proxy statement/prospectus, as well as other documents filed with the SEC, because they contain important information. Investors and shareholders will be able to obtain the registration statement containing the joint proxy statement/prospectus and other documents free of charge at the SEC’s web site, http://www.sec.gov, from Quad/Graphics Corporate Communications upon request to Claire Ho, at 414-566-2955 or cho@qg.com, or from LSC Investor Relations, Janet Halpin, at investor.relations@lsccom.com or 773-272-9275.

Participants in Solicitation

Quad/Graphics, LSC and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed transaction are set forth in the preliminary joint proxy statement/prospectus filed with the SEC on December 12, 2018. You can find information about Quad/Graphics’s directors and executive officers in its Annual Report for the year ended December 31, 2017 on Form 10-K filed with the SEC on February 21, 2018 and the definitive proxy statement relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 4, 2018. You can find information about LSC Communication’s directors and executive officers in its Annual Report for the year ended December 31, 2017 on Form 10-K filed with the SEC on February 22, 2018 and the definitive proxy statement relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 10, 2018. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. This communication is not a solicitation of a proxy from any investor or shareholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2018

QUAD/GRAPHICS, INC.

By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Executive Vice President of Administration, General Counsel and Secretary